Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

From inception through December 31, 2019, we have only generated pretax losses. Loss before income taxes were as follows:

	Year Ended December 31,
(in thousands)	2019	2018	2017
Domestic	$(159,429)	$(139,568)	$(118,331)
Foreign	—	—	(2,256)

Loss before income taxes	$(159,429)	$(139,568)	$(120,587)

Statutory Federal Income Tax Provision (Benefit)

Reconciliations of the statutory federal income tax provision (benefit) to our effective tax are as follows:

	Year Ended December 31,
(in thousands)	2019	2018	2017
Tax benefit at statutory federal rate (1)	$(33,480)	$(29,309)	$(40,999)
Research and development credits	(4,723)	(4,064)	(1,858)
Other changes in valuation allowance	36,379	42,902	(35,783)
Nondeductible/nontaxable items	1,429	108	738
Other	395	(153)	224
Sale of intellectual property (2)	—	(14,008)	14,008
Foreign rate differential and withholding taxes	—	2,370	767
Impact of the Tax Reform Act	—	5,154	62,903

Income tax provision	$—	$3,000	$—

(1)	U.S. federal statutory rate was 21%, for the years ended December 31, 2019 and 2018, and 35% for the year ended December 31, 2017.
(2)

This represents the tax effect of an intra-entity sale between us and our wholly owned subsidiary, Revance International Limited, which was eliminated for financial reporting purposes (discussed below).

Deferred Tax Assets, Net

Components of our deferred tax assets, net were as follows:

	Year Ended December 31,
(in thousands)	2019	2018
Deferred tax assets
Net operating loss carryforward	$184,879	$146,618
Accruals and reserves	1,537	2,191
Stock-based compensation	6,241	5,173
Tax credits	17,449	12,230
Fixed and intangible assets	2,803	3,328
Deferred revenue	10,703	—
Operating lease liabilities	6,174	—
Other	19	—

Total deferred tax assets	229,805	169,540
Less: valuation allowance (1)	(224,222)	(169,540)

Deferred tax assets, gross	5,583	—
Deferred tax liabilities
Operating lease right of use assets	(5,583)	—

Deferred tax assets, net	$—	$—

(1)

The valuation allowance for the year ended December 31, 2019 increased by $54.7 million, compared to the same period in 2018, primarily due to net operating losses and credits generated in those years.

Valuation Allowance

We have evaluated the positive and negative evidence bearing upon our ability to realize the deferred tax assets. We have considered our history of cumulative net losses incurred since inception and have concluded that it is more likely than not that we will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the deferred tax assets due to the uncertainty of realizing future tax benefits from our net operating loss (“NOL”) carryforwards and other deferred tax assets as of December 31, 2019 and 2018. We reevaluate the positive and negative evidence at each reporting period.

Net Operation Loss and Tax Credits Carryforwards

As of December 31, 2019, we had NOL carryforwards available to reduce future taxable income, if any, for federal, California, and other states income tax purposes of $734.6 million, $398.2 million, and $281.7 million, respectively. The California NOL carryforwards will begin to expire in 2028. If not utilized, the federal and the other states NOL carryforwards will begin expiring in 2020 and 2030, respectively.

As of December 31, 2019, we had research and development credit carryforwards of $9.1 million and $7.6 million available to reduce future taxable income, if any, for federal and California income tax purposes, respectively. The federal research and development credit carryforwards will begin expiring in 2023 if they are not utilized, and the California research and development credit carryforwards have no expiration date.

As of December 31, 2019, we had orphan drug credit carryforwards of $7.7 million available to reduce future taxable income, if any, for federal income tax purposes. The federal orphan drug credit carryforwards will begin expiring in 2038 if they are not utilized.

In general, if we experience a greater than 50% aggregate change in ownership over a 3-year period (a Section 382 ownership change), utilization of our pre-change NOL carryforwards are subject to an annual limitation under Internal Revenue Code Section 382 (California and the other states have similar laws). The annual limitation generally is determined by multiplying the value of our stock at the time of such ownership change (subject to certain adjustments) by the applicable long-term tax-exempt rate. Such limitations may result in expiration of a portion of the NOL carryforwards before utilization. We determined that an ownership change occurred on April 7, 2004 but that all carryforwards can be utilized prior to the expiration. We also determined that an ownership change occurred in February 2014, and as a result, we reduced the deferred tax assets and the corresponding valuation allowance to account for this limitation. Since the research and development credits for California carry over indefinitely, there was no change to the California research and development credits. We have reviewed our Internal Revenue Code Section 382 limitation through December 31, 2019 and have not identified any ownership changes resulting in a limitation. Our ability to use our remaining NOL carryforwards may be further limited if we experience a Section 382 ownership change as a result of future changes in our stock ownership.

California State Apportionment

In 2018, we petitioned the California Franchise Tax Board for an alternative apportionment percentage due to the insignificant apportionment percentage derived from the single sales factor methodology for California. In January 2019, the California Franchise Tax Board approved the use of an alternative apportionment method. Our NOL in California is estimated to increase by approximately $219 million as a result of the change in apportionment model. We have increased our deferred tax assets by $15 million with a corresponding offsetting adjustment to its valuation allowance. There is no impact to the our net loss in the period as a result of the adjustment.

Tax Cuts and Jobs Act

In December 2017, the U.S. government enacted Tax Cuts and Jobs Act (the “Tax Reform Act”). The Tax Reform Act includes but not limited to, reducing the U.S. federal corporate tax rate from 35% to 21%, allowing for federal NOL to be carried over indefinitely for NOL generated after December 31, 2017 with statutory limitations to the annual utilization, and creating a new limitation on deductible interest expense. We have completed our assessment of the accounting impact resulting from the Tax Reform Act in December 2018, and the aggregated impact to deferred taxes is $68.1 million, which continues to be fully offset by a valuation allowance.

In October 2017, we created a wholly owned subsidiary, Revance International Limited, which was incorporated in the Cayman Islands, and transferred the economic rights to certain intellectual property for $41.2 million to the newly formed subsidiary. Under the tax laws prior to the Tax Reform Act in December 2017, the transaction had no financial statement impact to us other than to decrease the current NOL by the amount of the consideration. As a result of the Tax Reform Act, we did not complete the accounting with regard to the tax effects associated with this intra-entity transfer as of December 31, 2017. In October 2018, we received notification that the Internal Revenue Service (IRS) had approved our request to disregard the Cayman subsidiary by treating it as a U.S. branch for federal income tax purposes, effectively eliminating any tax effects from the transaction. As a result of the finalization of our assessment of the Tax Reform Act, we have reversed the usage of the NOLs from this transaction as of December 31, 2018.

Unrecognized Tax Benefits

We follow the provisions of the FASB’s guidance for accounting for uncertain tax positions. The guidance indicates a comprehensive model for the recognition, measurement, presentation and disclosure in financial statements of any uncertain tax positions that have been taken or expected to be taken on a tax return. No liability related to uncertain tax positions is recorded in the financial statements due to the fact the liabilities have been netted against deferred attribute carryovers. It is our policy to include penalties and interest related to income tax matters in income tax expense.

We do not expect that our uncertain tax positions will materially change in the next twelve months. For year ending December 31, 2019, the amount of unrecognized tax benefits increased due to additional research and development credits generated. The additional uncertain tax benefits would not impact our effective tax rate to the extent that we continue to maintain a full valuation allowance against our deferred tax assets.

The unrecognized tax benefit was as follows:

	Year Ended December 31,
(in thousands)	2019	2018	2017
Balance at the beginning of the period	$4,200	$2,577	$1,819
Additions for prior years	—	333	—
Additions for current year	1,498	1,290	758

Balance at the end of the period	$5,698	$4,200	$2,577

We file income tax returns in the U.S., California, and other states. We are not currently under examination by income tax authorities in any federal, state or other jurisdictions. All tax returns will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any NOL or tax credits.